UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 6, 2022 (June 30, 2022)

BIGtoken, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55519	45-1443512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

445 W. New England Avenue

Winter Park, FL 32789

(Address of principal executive offices)

(714) 312-6844

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of George Stella as Chief Executive Officer, Chief Financial Officer and a member of Board of Directors

On June 30, 2022, the Board of directors (“Board”) of BIGtoken, Inc. (“Company”) appointed George Stella, the Company’s current president, to serve as chief executive officer (principal executive officer), chief financial officer (principal accounting officer), and as a member of the Board of Directors of the Company effective July 1, 2022. Mr. Stella will serve as chief executive and chief financial officer pursuant to the terms of his existing employment agreement, which was disclosed on the Company’s Current Report on Form 8-K filed on December 1, 2021.

George Stella, age 51, joined the Company as chief revenue officer in February 2021 and was appointed President on May 18, 2021. Prior to that, Mr. Stella served as executive vice president of SRAX, BIGtoken’s prior parent company, since March 2018. Mr. Stella began his career in digital advertising spending in 2009 at 24/7 Media as the data driven digital marketing space emerged. He then entered the digital shopper marketing space in its infancy with OwnerIQ and then HookLogic. Prior to joining SRAX, Mr. Stella served as vice president of sales, helping Yieldbot develop its digital shopper business.

Resignation of Board of Directors

On June 30, 2022, after the appointment of Mr. Stella; (i) David Moore, (ii) Christopher Miglino, (iii) Yin Woon Rani, and (iv) Daina Middleton informed the Board that they are resigning from the Board effective at the close of business on June 30, 2022. Additionally, Mr. Moore resigned as chief executive officer of the Company effective June 30, 2022. None of the resignations from the Board were as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 6, 2022	BIGtoken, Inc.

		By:	/s/ George Stella
George Stella
Chief Executive Officer